Earnings Summary May 11, 2023 First Quarter 2023 Exhibit 99.2

This presentation contains forward looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward looking statements. These forward looking statements may include statements about supply chain matters and inflationary pressures; future period guidance or projections; the Company’s performance relative to its markets, including the drivers of such performance; market and technology trends, including the duration and drivers of any growth trends; the development of new products and the success of their introductions; the focus of the Company’s engineering, research and development projects; the Company’s ability to execute on our business strategies, including with respect to Company’s expansion of its manufacturing presence in Taiwan and in Colorado Springs; the Company’s capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions the Company has made and commercial partnerships the Company has established, including the acquisition of CMC Materials, Inc. (now known as CMC Materials LLC) (“CMC Materials”); the closing of any announced divestitures, including the timing thereof; trends relating to the fluctuation of currency exchange rates; future capital and other expenditures, including estimates thereof; the Company’s expected tax rate; the impact, financial or otherwise, of any organizational changes; the impact of accounting pronouncements; quantitative and qualitative disclosures about market risk; and other matters. These forward looking statements are based on current management expectations and assumptions only as of the date of this Quarterly Report, are not guarantees of future performance and involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward looking statements. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the level of, and obligations associated with, the Company’s indebtedness, including the debts incurred in connection with the acquisition of CMC Materials; risks related to the acquisition and integration of CMC Materials, including unanticipated difficulties or expenditures relating thereto; the ability to achieve the anticipated synergies and value-creation contemplated by the acquisition of CMC Materials and the diversion of management time on transaction-related matters; raw material shortages, supply and labor constraints, price increases, inflationary pressures and rising interest rates; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; substantial competition; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures, divestitures or other similar transactions; the Company’s ability to consummate pending transactions on a timely basis or at all and the satisfaction of the conditions precedent to consummation of such pending transactions, including the satisfaction of regulatory conditions on the terms expected, at all or in a timely manner; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; the increasing complexity of certain manufacturing processes; changes in government regulations of the countries in which the Company operates, including the imposition of tariffs, export controls and other trade laws and restrictions and changes to national security and international trade policy, especially as they relate to China; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; and other risk factors and additional information described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed on February 23, 2023, and in the Company’s other SEC filings. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company undertakes no obligation to update publicly any forward-looking statements or information contained herein, which speak as of their respective dates. This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA – as a % of Net Sales,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Gross Profit,” “Adjusted Gross Margin – as a % of Net Sales,” “Adjusted Segment Profit,” “Adjusted Segment Profit Margin,” “Non-GAAP Operating Expenses,” "Non-GAAP Tax Rate," “Non-GAAP Net Income,” “Diluted Non- GAAP Earnings per Common Share,” "Free Cash Flow" and other measures that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP measure can be found attached to this presentation. 2 Safe Harbor

3 $ in millions, except per share data 1Q23 1Q22 4Q22 1Q23 over 1Q22 1Q23 over 4Q22 Net Revenue $922.4 $649.6 $946.1 42.0% (2.5)% Gross Margin 43.5% 47.7% 42.8% Operating Expenses $388.2 $146.5 $260.7 165.0% 48.9% Operating Income $13.5 $163.3 $143.8 (91.8)% (90.6)% Operating Margin 1.5% 25.1% 15.2% Tax Rate (32.2)% 13.7% 11.9% Net (Loss) Income $(88.2) $125.7 $57.4 (170.1)% (253.5)% Diluted (Loss) Earnings Per Common Share $(0.59) $0.92 $0.38 (164.1)% (255.3)% Summary – Consolidated Statement of Operations (GAAP)

4 $ in millions, except per share data 1Q23 1Q22 4Q22 1Q23 over 1Q22 1Q23 over 4Q22 Net Revenue $922.4 $649.6 $946.1 42.0% (2.5)% Adjusted Gross Margin – as a % of Net Sales 44.3% 47.7% 42.8% Non-GAAP Operating Expenses2 $204.3 $127.6 $185.2 60.1% 10.3% Adjusted Operating Income $204.8 $182.3 $219.4 12.4% (6.6)% Adjusted Operating Margin 22.2% 28.1% 23.2% Non-GAAP Tax Rate3 16.9% 14.2% 12.3% Non-GAAP Net Income4 $97.8 $145.1 $124.5 (32.6)% (21.4)% Diluted Non-GAAP Earnings Per Common Share $0.65 $1.06 $0.83 (38.7)% (21.7)% Summary – Consolidated Statement of Operations (Non-GAAP)1 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. 2. Excludes amortization expense, deal and transaction costs, integration costs, goodwill impairment, restructuring costs and loss on sale of business. 3. Reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 4. Excludes the items noted in footnotes 2, interest expense, net, Infineum termination fee, loss on extinguishment of debt and modification, and the tax effect of non-GAAP adjustments.

5 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Microcontamination Control (MC) $ in millions 1Q23 1Q22 4Q22 1Q23 over 1Q22 1Q23 over 4Q22 Net Revenue $269.3 $266.6 $284.7 1.0% (5.4)% Segment Profit $96.0 $98.6 $107.4 (2.6)% (10.6)% Segment Profit Margin 35.6% 37.0% 37.7% Adj. Segment Profit1 $98.8 $98.6 $107.4 0.2% (8.0)% Adj. Segment Profit Margin1 36.7% 37.0% 37.7% Sales decline (SEQ) was driven primarily by lower sales of our CAPEX driven solutions in MC. –––––– Segment profit margin (adjusted) decrease (SEQ) was driven primarily by lower volumes. 1Q23 Highlights

6 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Advanced Materials Handling (AMH) $ in millions 1Q23 1Q22 4Q22 1Q23 over 1Q22 1Q23 over 4Q22 Net Revenue $218.9 $198.1 $213.9 10.5% 2.3% Segment Profit $48.2 $46.7 $48.0 3.2% 0.4% Segment Profit Margin 22.0% 23.6% 22.4% Adj. Segment Profit1 $49.4 $46.7 $48.0 5.8% 2.9% Adj. Segment Profit Margin1 22.6% 23.6% 22.4% Sales growth (YOY) was driven by strength in wafer and fluid handling solutions. –––––– Segment profit margin (adjusted) decline (YOY) was primarily driven by higher OPEX investments. 1Q23 Highlights

7 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. 2. 1Q22 is reported on a proforma basis, see proforma to proforma non-GAAP reconciliation tables in the appendix of this presentation. Sales decline was driven primarily by the impact of the sale of QED in mid-Q1. –––––– Segment profit margin (adjusted) increase (SEQ) was driven by lower OPEX spending, improved execution and favorable FX. $ in millions 1Q23 1Q22 4Q22 1Q23 over 1Q22 1Q23 over 4Q22 Net Revenue1 $198.0 $210.5 $204.2 (5.9)% (3.0)% Segment Profit1 $3.3 $52.2 $14.8 (93.7)% (77.7)% Segment Profit Margin 1.7% 24.8% 7.2% Adj. Segment Profit1 $23.4 $41.5 $14.8 (43.6)% 58.1% Adj. Segment Profit Margin1 11.8% 19.7% 7.2% Specialty Chemicals and Engineered Materials (SCEM)2 1Q23 Highlights

8 Advanced Planarization Solutions (APS)2 $ in millions 1Q23 1Q22 4Q22 1Q23 over 1Q22 1Q23 over 4Q22 Net Revenue $250.3 $299.1 $253.8 (16.3)% (1.4)% Segment Profit1 $(32.8) $88.9 $56.7 (136.9)% (157.8)% Segment Profit Margin (13.1)% 29.7% 22.3% Adj. Segment Profit1 $56.7 $81.9 $56.4 (30.8)% 0.5% Adj. Segment Profit Margin1 22.6% 27.4% 22.2% Sales decline was primarily driven by lower sales of CMP consumables, except for SiC slurries, which had significant growth. –––––– Segment profit margin (adjusted) decline (YOY) was driven primarily by lower volumes. Segment profit margin (adjusted) increase (SEQ) was driven primarily by solid cost controls. 1Q23 Highlights 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. 2. 1Q22 is reported on a proforma basis, see proforma to proforma non-GAAP reconciliation tables in the appendix of this presentation.

9 $ in millions 1Q23 1Q22 4Q22 $ Amount % Total $ Amount % Total $ Amount % Total Cash, Cash Equivalents & Restricted Cash $709.0 7.0% $352.7 10.7% $563.4 5.6% Accounts Receivable, net $511.4 5.1% $372.8 11.4% $535.5 5.3% Inventories $830.9 8.3% $545.6 16.6% $812.8 8.0% Net PP&E $1,464.4 14.5% $698.6 21.3% $1,393.3 13.7% Total Assets $10,067.1 $3,283.4 $10,138.9 Current Liabilities $781.6 7.8% $371.7 11.3% $761.9 7.5% Long-term Debt, Excluding Current Maturities $5,634.7 56.0% $937.3 28.5% $5,632.9 55.6% Total Liabilities $6,898.9 68.5% $1,463.1 44.6% $6,920.9 68.3% Total Shareholders’ Equity $3,168.2 31.5% $1,820.3 55.4% $3,218.0 31.7% AR – DSOs 50.6 52.4 51.6 Inventory Turns 2.5 2.7 2.6 Summary – Balance Sheet Items

10 $ in millions 1Q23 1Q22 4Q22 Beginning Cash Balance $563.4 $402.6 $754.7 Cash provided by operating activities 151.9 63.8 32.1 Capital expenditures (134.0) (84.4) (147.4) Proceeds from revolving credit facilities and debt 117.2 79.0 — Payments on revolving credit facilities and debt (117.2) (79.0) (70.0) Proceeds from sale of business 133.5 — — Payments for dividends (15.2) (13.9) (14.9) Other investing activities 0.1 1.1 (5.7) Other financing activities 8.7 (13.7) 5.1 Effect of exchange rates 0.6 (2.7) 9.6 Ending Cash Balance $709.0 $352.7 $563.4 Free Cash Flow1 $17.9 $(20.6) $(115.3) Adjusted EBITDA2 $251.5 $206.2 $261.2 Adjusted EBITDA – as a % of net sales2 27.3% 31.7% 27.6% Cash Flows 1. Equals cash from operations less capital expenditures. 2. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation.

11 GAAP $ in millions, except per share data 2Q23 Guidance 1Q23 Actual 4Q22 Actual Net Revenue $870 - $900 $922.4 $946.1 Operating Expenses $262 - $267 $388.2 $260.7 Net Income (Loss) $14 - $21 $(88.2) $57.4 Diluted Earnings (Loss) per Common Share $0.09 - $0.14 $(0.59) $0.38 Operating Margin 12% - 13% 1.5% 15.2% Non-GAAP $ in millions, except per share data 2Q23 Guidance 1Q23 Actual 4Q22 Actual Net Revenue $870 - $900 $922.4 $946.1 Non-GAAP Operating Expenses1 $185 - $190 $204.3 $185.2 Non-GAAP Net Income1 $80 - $87 $97.8 $124.5 Diluted non-GAAP Earnings per Common Share1 $0.53 - $0.58 $0.65 $0.83 Adjusted EBITDA Margin 27% - 28% 27.3% 27.6% Outlook 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation.

Entegris®, the Entegris Rings Design®, and other product names are trademarks of Entegris, Inc. as listed on entegris.com/trademarks. All product names, logos, and company names are trademarks or registered trademarks of their respective owners. Use of them does not imply any affiliation, sponsorship, or endorsement by the trademark owner. ©2020 Entegris, Inc. All rights reserved. 12

Appendix 13

14 $ in millions, except per share data 1Q22 2Q22 3Q22 4Q22 FY2022 1Q23 Net Revenue $969.1 $1,011.9 $993.8 $946.1 $3,920.9 $922.4 Gross Margin 45.2% 42.4% 37.4% 42.8% 41.9% 43.5% Operating Expenses $218.2 $226.9 $356.8 $260.7 $1,062.6 $388.2 Operating Income $219.9 $201.9 $14.9 $143.8 $580.5 $13.5 Operating Margin 22.7% 19.9% 1.5% 15.2% 14.8% 1.5% EBITDA $289.2 $271.3 $125.4 $239.1 $925.0 $(66.7) Tax Rate 16.1% 24.8% 8.7% 11.9% 21.5% (32.2)% Net Income (Loss) $160.3 $140.1 $(73.7) $57.4 $284.1 $(88.2) Diluted Earnings (Loss) Per Common Share $1.06 $0.93 $(0.50) $0.38 $1.85 $(0.59) Summary Consolidated Statement of Operations - Proforma The above pro forma results include the addition of CMC Materials, Inc.’s financials recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company’s reported financials and are provided as a complement to, and should be read in conjunction with, the consolidated financial statements to better facilitate the assessment and measurement of the Company’s operating performance. Intercompany sales between the Company and CMC Materials, Inc have been eliminated. No other adjustments have been included.

Summary – Consolidated Statement of Operations (Non-GAAP)- Proforma [1]

$ in millions, except per share data	1Q22	2Q22	3Q22	4Q22	FY2022	1Q23
Net Revenue	$958.2	$1,011.7	$993.8	$946.1	$3,909.8	$922.4
Adjusted Gross Margin – as a % of Net Sales[2]	44.5%	42.0%	43.6%	42.8%	43.2%	44.3%
Non-GAAP Operating Expenses[3]	$177.4	$178.8	$180.4	$185.1	$721.7	$204.3
Adjusted Operating Income	$248.8	$245.8	$253.2	$219.4	$967.2	$204.8
Adjusted Operating Margin	26.0%	24.3%	25.5%	23.2%	24.7%	22.2%
Adjusted EBITDA	$296.6	$294.0	$298.4	$261.3	$1,150.3	$251.5
Non-GAAP Tax Rate[4]	15.3%	22.9%	21.2%	12.3%	18.1%	16.9%
Non-GAAP Net Income[5]	$137.6	$120.0	$127.6	$124.6	$509.8	$97.8
Diluted Non-GAAP Earnings Per Common Share	$0.91	$0.80	$0.85	$0.83	$3.39	$0.65

1. See Proforma to non-GAAP Proforma reconciliation tables in the appendix of this presentation.
2. 3Q22 excludes charges for fair value write-up of acquired inventory sold, wood treatment and incremental depreciation expense
3. Excludes amortization and incremental depreciation expense, deal costs, integration costs, goodwill impairment, restructuring costs and loss on sale of business.
4. Reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes.
5. Excludes the items noted in footnotes 2 and 3, interest expense, net, Infineum termination fee, loss on extinguishment of debt and modification, and the tax effect of non-GAAP adjustments.

Entegris

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16 Reconciliation of GAAP Gross Profit to Adjusted Gross Profit Three months ended $ in thousands April 1, 2023 April 2, 2022 December 31, 2022 Net sales $922.4 $649.6 $946.1 Gross profit-GAAP $401.7 $309.8 $404.5 Adjustments to gross profit: Restructuring costs g* 7.4 — — Adjusted gross profit $409.1 $309.8 $404.5 Gross margin – as a % of net sales 43.5% 47.7% 42.8% Adjusted gross margin – as a % of net sales 44.3% 47.7% 42.8% *See footnotes section for reference

17 Reconciliation of GAAP Operating Expenses and Tax Rate to Non-GAAP Operating Expenses and Tax Rate Three months ended $ in millions April 1, 2023 April 2, 2022 December 31, 2022 GAAP operating expenses $388.2 $146.5 $260.7 Adjustments to operating expenses: Goodwill impairment a * 88.9 — — Deal and transaction costs b * 3.0 5.0 0.3 Integration costs: Professional fees c * 12.0 0.8 13.7 Severance costs d * 1.4 — 2.3 Retention costs e * 1.3 — 0.5 Other costs f * 2.2 0.4 2.0 Contractual and non-cash integration costs - CMC retention costs o * — — 3.5 Restructuring costs g * 3.9 — — Loss (gain) on sale of business h * 13.6 — (0.3) Amortization of intangible assets i * 57.6 12.7 53.5 Non-GAAP operating expenses $204.3 $127.6 $185.2 GAAP tax rate (32.2%) 13.7% 11.9% Other 49.1% 0.5% 0.4% Non-GAAP tax rate 16.9% 14.2% 12.3% *See footnotes section for reference

18 $ in thousands Three Months Ended April 1, 2023 April 2, 2022 December 31, 2022 Net sales $922.4 $649.6 $946.1 Net (loss) income (88.2) 125.7 57.4 Net (loss) income – as a % of net sales (9.6) % 19.3% 6.1 % Adjustments to net (loss) income: Income tax expense 21.5 19.9 7.8 Interest expense, net 84.8 12.8 82.0 Other expense, net (4.6) 4.9 (3.4) GAAP - Operating income $13.5 $163.3 $143.8 Operating margin - as a % of net sales 1.5% 25.1% 15.2 % Goodwill impairment a * 88.9 — — Deal and transaction costs b * 3.0 5.0 0.3 Integration costs: Professional fees c * 12.0 0.8 13.7 Severance costs d * 1.4 — 2.3 Retention costs e * 1.3 — 0.5 Other costs f * 2.3 0.5 2.0 Contractual and non-cash integration costs o * — — 3.5 Restructuring costs g * 11.2 — — Loss (gain) on sale of business h * 13.6 — (0.3) Amortization of intangible assets i * 57.6 12.7 53.5 Adjusted operating income $204.8 $182.3 $219.3 Adjusted operating margin - as a % of net sales 22.2% 28.1% 23.2 % Depreciation $46.7 $23.9 $41.9 Adjusted EBITDA $251.5 $206.2 $261.2 Adjusted EBITDA – as a % of net sales 27.3% 31.7% 27.6 % Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA *See footnotes section for reference

19 $ in thousands, except per share data Three months ended April 1, 2023 April 2, 2022 December 31, 2022 GAAP net (loss) income $(88.2) $125.7 $57.4 Adjustments to net (loss) income: Goodwill impairment a * 88.9 — — Deal and transaction costs b * 3.0 5.0 0.3 Integration costs: Professional fees c * 12.0 0.8 13.7 Severance costs d * 1.4 — 2.3 Retention costs e * 1.3 — 0.5 Other costs f * 2.4 0.4 2.1 Contractual and non-cash integration costs o * — — 3.5 Restructuring costs g * 11.2 — — Loss (Gain) on sale of business h * 13.6 — (0.3) Amortization of intangible assets i * 57.6 12.7 53.5 Loss on extinguishment of debt and modification k* 3.9 — 1.1 Infineum termination fee, net l* (10.9) — — Interest expense, net m* — 4.7 — Tax effect of adjustments to net income and discrete itemsn* 1.6 (4.2) (9.6) Non-GAAP net income $97.8 $145.1 $124.5 Diluted (loss) earnings per common share $(0.59) $0.92 $0.38 Effect of adjustments to net income $1.24 $0.14 $0.45 Diluted non-GAAP earnings per common share $0.65 $1.06 $0.83 Weighted average diluted shares outstanding 149,426 136,552 149,909 Effect of adjustment to diluted weighted average shares outstanding 955 — — Diluted non-GAAP weighted average shares outstanding 150,381 136,552 149,909 Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share *See footnotes section for reference

20 $ in millions Second -Quarter Outlook Reconciliation GAAP net income to non-GAAP net income GAAP net income $14 - $21 Adjustments to net income: Deal, transaction and integration costs 20 Amortization of intangible assets 57 Income tax effect (11) Non-GAAP net income $80 - $87 Second -Quarter Outlook Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share Diluted earnings per common share $0.09 - $0.14 Adjustments to diluted earnings per common share: Deal, transaction and integration costs 0.13 Amortization of intangible assets 0.38 Income tax effect (0.07) Diluted non-GAAP earnings per common share $0.53 - $0.58 $ in millions Second -Quarter Outlook Reconciliation GAAP operating expenses to non-GAAP operating expenses GAAP operating expenses $262 - $267 Adjustments to net income: Deal, transaction and integration costs 20 Amortization of intangible assets 57 Non-GAAP operating expenses $185 - $190 Reconciliation of GAAP Outlook to Non-GAAP Outlook

21 Reconciliation of GAAP Outlook to Non-GAAP Outlook (continued) $ in millions Second -Quarter Outlook Reconciliation GAAP Operating Margin to non-GAAP Operating Margin and Adjusted EBITDA Margin Net sales $870 - $900 GAAP - Operating income $103 - $119 Operating margin - as a % of net sales 12% - 13% Deal, transaction and integration costs 20 Amortization of intangible assets 57 Adjusted operating income $180 - 196 Adjusted operating margin - as a % of net sales 21% - 22% Depreciation 58 Adjusted EBITDA $238 - $254 Adjusted EBITDA - as a % of net sales 27% - 28%

Proforma Segment Trend Data Unaudited[1,2]

$ in millions	Q122	Q222	Q322	Q422	FY 2022	Q123
Sales						
SCEM	$ 221.4	$ 225.4	$ 224.2	$ 204.2	$ 875.2	$ 198.0
APS	299.1	305.3	293.9	253.8	1,152.1	250.3
MC	266.6	274.1	280.6	284.7	1,106.0	269.3
AMH	198.1	224.1	210.4	213.9	846.5	218.9
Inter-segment elimination	(16.1)	(17.0)	(15.3)	(10.5)	(58.9)	(14.1)
Total Sales	$ 969.1	$ 1,011.9	$ 993.8	$ 946.1	$ 3,920.9	$ 922.4
Segment Profit:						
SCEM	$ 52.2	$ 38.1	$ 34.2	$ 14.8	$ 139.3	$ 3.3
FV Step-up [4]	—	—	5.1	—	5.1	—
SCEM Segment Profit (Loss) Adjusted	$ 52.2	$ 38.1	$ 39.3	$ 14.8	$ 144.4	$ 3.3
APS	$ 88.9	$ 84.9	$ 18.9	$ 56.7	$ 249.4	$ (32.8)
Depreciation [3]	(7.0)	(7.0)	—	—	(14.0)	—
FV Step-up [4]	—	—	56.8	—	56.8	—
APS Segment Profit Adjusted	$ 81.9	$ 77.9	$ 75.7	$ 56.7	$ 292.2	$ (32.8)
MC	$ 98.6	$ 100.1	$ 105.3	$ 107.4	$ 411.4	$ 96.0
AMH	$ 46.7	$ 46.9	$ 42.1	$ 48.0	$ 183.7	$ 48.2
Total Segment Profit	$ 279.4	$ 263.0	$ 262.4	$ 226.9	$ 1,031.7	$ 114.7

[1] During the three months ended October 1, 2022, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on four reportable segments: Specialty Chemicals and Engineered Materials (SCEM), Microcontamination Control (MC), Advanced Material Handling (AMH) and Advanced Planarization Solutions (APS). The following prior year information has been recast to reflect this realignment

[2] The above pro forma results include the addition of CMC Materials, Inc.'s net sales and segment profit amounts recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company's reported GAAP net sales and segment profit amounts related to businesses that were transferred to the above business segments after the effectiveness of the merger and are provided as a complement to, and should be read in conjunction with, the condensed financial statements to better facilitate the assessment and measurement of the Company's operating performance. Intercompany sales between the Company and CMC Materials, Inc have been eliminated, see table below.

[3] Represents the preliminary pro forma adjustment to recognize changes to straight-line depreciation expense resulting from the fair value adjustments to acquired property, plant, and equipment. The preliminary fair value of the property, plant and equipment may not represent the actual value of the property, plant and equipment when the Merger is completed resulting in a potential difference in straight-line depreciation expense, and that difference may be material.

[4] Represents the additional cost of goods sold recognized in connection with the step-up of inventory valuation. Entegris will recognize the increased value of inventory in cost of sales as the inventory is sold, which for purposes of these pro forma presentation is assumed to occur within the first quarter of 2021 based on inventory turns and is non-recurring in nature.

Entegris

22

ENTEGRIS PROPRIETARY AND CONFIDENTIAL – INTERNAL 23 $ in millions Q122 Q222 Q322 Q422 FY 2022 Q123 Total Segment Profit $ 279.4 $ 263.0 $ 262.4 $ 226.9 $ 1,031.7 $ 114.7 Amortization of intangible assets 28.5 28.3 65.3 53.5 175.6 57.6 Additional Amortization 3 30.6 30.6 — — 62.8 — Transaction Expenses 4 (17.8) (22.3) (111.0) (22.4) (173.5) (20.0) Unallocated expenses 38.0 39.9 120.3 29.7 227.9 43.6 Total Operating Income $ 200.1 $ 186.5 $ 187.8 $ 166.1 $ 738.9 $ 33.5 Proforma Segment Trend Data Unaudited¹ ² (continued) ¹ During the three months ended October 1, 2022, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on four reportable segments: Specialty Chemicals and Engineered Materials (SCEM), Microcontamination Control (MC), Advanced Material Handling (AMH) and Advanced Planarization Solutions (APS). The following prior year information has been recast to reflect this realignment ² The above pro forma results include the addition of CMC Materials, Inc.’s net sales and segment profit amounts recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company’s reported GAAP net sales and segment profit amounts related to businesses that were transferred to the above business segments after the effectiveness of the merger and are provided as a complement to, and should be read in conjunction with, the condensed financial statements to better facilitate the assessment and measurement of the Company’s operating performance. Intercompany sales between the Company and CMC Materials, Inc have been eliminated, see table below. 3 Represents estimated incremental straight-line amortization expense resulting from the allocation of purchase consideration to definite-lived intangible assets subject to amortization. 4 Represents one-time transaction-related costs for both Entegris and CMC that have yet to be expensed or accrued in the historical financial statements in connection with the Merger including bank fees, legal fees, consulting fees, severance payments, retention payments, CICSPA, and other transaction expenses.

ENTEGRIS PROPRIETARY AND CONFIDENTIAL – INTERNAL 24 $ in millions Q122 Q222 Q322 Q422 FY 2022 Q123 Sales - Proforma SCEM $ 221.4 $ 225.4 $ 224.2 $ 204.2 $ 875.2 $ 198.0 APS 299.1 305.3 293.9 253.8 1,152.1 250.3 MC 266.6 274.1 280.6 284.7 1,106.0 269.3 AMH 198.1 224.1 210.4 213.9 846.5 218.9 Inter-segment elimination (16.1) (17.0) (15.3) (10.5) (58.9) (14.1) Total Sales $ 969.1 $ 1,011.9 $ 993.8 $ 946.1 $ 3,920.9 $ 922.4 Adjusted Segment Proforma Sales: SCEM $ 210.5 $ 225.2 $ 224.2 $ 204.2 $ 864.1 $ 198.0 APS 299.1 305.3 293.9 253.8 1,152.1 250.3 MC 266.6 274.1 280.6 284.7 1,106.0 269.3 AMH 198.1 224.1 210.4 213.9 846.5 218.9 Inter-segment elimination (16.1) (17.0) (15.3) (10.5) (58.9) (14.1) Total Adjusted Sales $ 958.2 $ 1,011.7 $ 993.8 $ 946.1 $ 3,909.8 $ 922.4 Adjusted SCEM segment Sales: SCEM segment Sales $ 221.4 $ 225.4 $ 224.2 $ 204.2 $ 875.2 $ 198.0 Removal of wood treatment sales r* (10.9) (0.2) — — (11.1) — SCEM adjusted segment sales $ 210.5 $ 225.2 $ 224.2 $ 204.2 $ 864.1 $ 198.0 Proforma Non-GAAP Segment Trend Data Unaudited¹ ² ¹ During the three months ended October 1, 2022, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on four reportable segments: Specialty Chemicals and Engineered Materials (SCEM), Microcontamination Control (MC), Advanced Material Handling (AMH) and Advanced Planarization Solutions (APS). The following prior year information has been recast to reflect this realignment ² The above pro forma results include the addition of CMC Materials, Inc.’s net sales and segment profit amounts recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company’s reported GAAP net sales and segment profit amounts related to businesses that were transferred to the above business segments after the effectiveness of the merger and are provided as a complement to, and should be read in conjunction with, the condensed financial statements to better facilitate the assessment and measurement of the Company’s operating performance. Intercompany sales between the Company and CMC Materials, Inc have been eliminated. *See footnotes section for reference

ENTEGRIS PROPRIETARY AND CONFIDENTIAL – INTERNAL 25 $ in millions Q122 Q222 Q322 Q422 FY 2022 Q123 Segment Profit - GAAP SCEM $ 52.2 $ 38.1 $ 39.3 $ 14.8 $ 144.4 $ 3.3 APS 81.9 77.9 75.7 56.7 292.2 96.0 MC 98.6 100.1 105.3 107.4 411.4 48.2 AMH 46.7 46.9 42.1 48.0 183.7 (32.8) Total Segment profit $ 279.4 $ 263.0 $ 262.4 $ 226.9 $ 1,031.7 $ 114.7 Amortization of intangible assets i* 59.9 59.7 65.3 53.5 238.4 57.6 Unallocated expenses 20.2 17.6 9.3 7.3 54.4 23.6 Total Operating Income $ 199.3 $ 185.7 $ 187.8 $ 166.1 $ 738.9 $ 33.5 Adjusted Segment Profit : SCEM segment profit $ 52.2 $ 38.1 $ 39.3 $ 14.8 $ 144.4 $ 3.3 Adjustments for wood treatment r* (7.4) 0.3 — — (7.1) — Other adjustments j* (3.3) — — — (3.3) — Loss on sale of business h* — — — — — 13.6 Severance - Restructuring g* — — — — — 6.5 SCEM adjusted segment profit $ 41.5 $ 38.4 $ 39.3 $ 14.8 $ 134.0 $ 23.4 MC segment Profit 98.6 100.1 105.3 107.4 411.4 96.0 Severance - Restructuring g* — — — — — 2.8 MC adjusted segment profit $ 98.6 $ 100.1 $ 105.3 $ 107.4 $ 411.4 $ 98.8 Proforma Non-GAAP Segment Trend Data Unaudited¹ ² (continued) ¹ During the three months ended October 1, 2022, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on four reportable segments: Specialty Chemicals and Engineered Materials (SCEM), Microcontamination Control (MC), Advanced Material Handling (AMH) and Advanced Planarization Solutions (APS). The following prior year information has been recast to reflect this realignment ² The above pro forma results include the addition of CMC Materials, Inc.’s net sales and segment profit amounts recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company’s reported GAAP net sales and segment profit amounts related to businesses that were transferred to the above business segments after the effectiveness of the merger and are provided as a complement to, and should be read in conjunction with, the condensed financial statements to better facilitate the assessment and measurement of the Company’s operating performance. Intercompany sales between the Company and CMC Materials, Inc have been eliminated. *See footnotes section for reference

ENTEGRIS PROPRIETARY AND CONFIDENTIAL – INTERNAL 26 $ in millions Q122 Q222 Q322 Q422 FY 2022 Q123 Adjusted Segment Profit AMH segment Profit $ 46.7 $ 46.9 $ 42.1 $ 48.0 $ 183.7 $ 48.2 Severance - Restructuring g* — — — — — 1.2 AMH adjusted segment profit $ 46.7 $ 46.9 $ 42.1 $ 48.0 $ 183.7 $ 49.4 APS segment profit $ 81.9 $ 77.9 $ 75.7 $ 56.7 $ 292.2 $ (32.8) Impairment of Goodwill a* — — — — — 88.9 Other adjustments j* — — — (0.3) (0.3) 0.6 APS adjusted segment profit $ 81.9 $ 77.9 $ 75.7 $ 56.4 $ 291.9 $ 56.7 Unallocated expenses $ 20.2 $ 17.6 $ 9.3 $ 7.3 $ 54.4 $ 43.6 Other adjustments j* 0.3 0.1 0.1 0.1 0.6 0.1 Deal, transaction & integration costs o* — — — — — 20.0 Adjusted unallocated expenses $ 19.9 $ 17.5 $ 9.2 $ 7.2 $ 53.8 $ 23.5 Total Adjusted Segment Profit $ 268.7 $ 263.3 $ 262.4 $ 226.6 $ 1,021.0 $ 228.3 Adjusted unallocated expenses 19.9 17.5 9.2 7.2 53.8 23.5 Total adjusted operating Income $ 248.8 $ 245.8 $ 253.2 $ 219.4 $ 967.2 $ 204.8 Proforma Non-GAAP Segment Trend Data Unaudited¹ ² (continued) ¹ During the three months ended October 1, 2022, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on four reportable segments: Specialty Chemicals and Engineered Materials (SCEM), Microcontamination Control (MC), Advanced Material Handling (AMH) and Advanced Planarization Solutions (APS). The following prior year information has been recast to reflect this realignment ² The above pro forma results include the addition of CMC Materials, Inc.’s net sales and segment profit amounts recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company’s reported GAAP net sales and segment profit amounts related to businesses that were transferred to the above business segments after the effectiveness of the merger and are provided as a complement to, and should be read in conjunction with, the condensed financial statements to better facilitate the assessment and measurement of the Company’s operating performance. Intercompany sales between the Company and CMC Materials, Inc have been eliminated. *See footnotes section for reference

Reconciliation of Proforma Net Sales to Proforma Non-GAAP Net Sales

$ in millions	Q122	Q222	Q322	Q422	FY 2022	Q123
Proforma net sales [1]	$969.1	$1,011.9	$993.8	$946.1	$3,920.9	$922.4
Removal of Wood treatment[r*]	10.9	0.2	—	—	11.1	—
Proforma Non-GAAP net sales	$958.2	$1,011.7	$993.8	$946.1	$3,909.8	$922.4

Reconciliation of Proforma Gross Profit to Proforma Adjusted Gross Profit

$ in millions	Q122	Q222	Q322	Q422	FY 2022	Q123
Proforma Gross Margin	$438.0	$428.8	$371.7	$404.5	$1,643.0	$401.7
Proforma Gross Margin -as a % of GAAP net sales	45.7 %	42.4 %	37.4 %	42.8 %	41.9 %	43.5 %
Inventory step-up [t*]	—	—	61.9	—	61.9	—
Wood treatment [r*]	(7.4)	0.3	—	—	(7.1)	—
Incremental Depreciation expense [s*]	(4.5)	(4.5)	—	—	(9.0)	—
Restructuring costs [g*]	—	—	—	—	—	7.4
Proforma Non-GAAP gross margin	$426.1	$424.6	$433.6	$404.5	$1,688.8	$409.1
Proforma Gross Margin - as a % of Non-GAAP net sales	44.5 %	42.0 %	43.6 %	42.8 %	43.2 %	44.3 %

[1] The above pro forma results include the addition of CMC Materials, Inc.'s financials recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company's reported financials and are provided as a complement to, and should be read in conjunction with, the consolidated financial statements to better facilitate the assessment and measurement of the Company's operating performance. Intercompany sales between the Company and CMC Materials, Inc have been eliminated. No other adjustments have been included.

*See footnotes section for reference

27

Entegris

28 Reconciliation of Proforma Operating Expenses and Tax Rate to Proforma Non-GAAP Operating Expenses and Non-GAAP Tax Rate $ in millions Q122 Q222 Q322 Q422 FY 2022 Q123 Proforma Operating Expense $218.2 $226.9 $356.8 $260.7 $1,062.6 $388.2 Goodwill impairment a * — — — — — 88.9 Deal and transaction costs b * 17.3 12.1 31.9 0.3 61.6 3.0 Integration costs: Professional fees c * 0.7 9.5 11.4 13.7 35.3 12.0 Severance costs d * — — 4.0 2.3 6.3 1.4 Retention costs e * — 1.5 0.5 2.0 1.3 Other costs f * — 0.7 3.9 2.1 6.7 2.3 Contractual and non-cash integration costs CMC Retention o* — — 14.5 3.5 18.0 — Stock-based compensation alignment p* — — 21.6 — 21.6 — Change in control costs q* — — 22.3 — 22.3 — Restructuring costs g * — — — — — 3.8 Loss (Gain) on sale of business h * — — — (0.3) (0.3) 13.6 Amortization of intangible assets i * 28.5 28.3 65.3 53.5 175.6 57.6 Other j* (3.2) — — — (3.2) — Incremental depreciation expense s* (2.5) (2.5) — — (5.0) — Proforma Non-GAAP Operating Expense $177.4 $178.8 $180.4 $185.1 $721.7 $204.3 GAAP tax rate 16.1% 24.8% 8.7% 11.9% 21.5% (32.2%) Other (0.8%) (1.9%) 12.6% 0.3% (3.4%) 49.1% Non-GAAP tax rate 15.3% 22.9% 21.2% 12.3% 18.1% 16.9% *See footnotes section for reference

29 $ in millions Q122 Q222 Q322 Q422 FY 2022 Q123 Net sales $969.1 $1,011.9 $993.8 $946.1 $3,920.9 $922.4 Net income (loss) 160.3 140.1 (73.8) 57.5 284.1 (88.2) Net income (loss) – as a % of proforma GAAP net sales 16.5% 13.8% (7.4%) 6.1% 7.2% (9.6) % Adjustments to net income (loss): Income tax expense (benefit) 30.9 46.3 (7.0) 7.8 78.0 21.5 Interest expense, net 22.4 5.7 82.8 82.0 192.9 84.8 Other expense, net 6.3 9.8 12.9 (3.5) 25.5 (4.6) Proforma Operating Income $219.9 $201.9 $14.9 $143.8 $580.5 $13.5 Proforma Operating Income - as a % of proforma net sales 22.7% 20.0% 1.5% 15.2% 14.8% 1.5 % Amortization of intangible assets i* 28.5 28.3 65.3 53.5 175.6 57.6 Depreciation 40.8 41.1 45.2 41.8 168.9 46.8 Adjusted EBITDA $289.2 $271.3 $125.4 $239.1 $925.0 $117.9 Adjusted EBITDA as a % of proforma net sales 29.8% 26.8% 12.6% 25.3% 23.6% 12.8 % Reconciliation of Proforma Net Income to Proforma Adjusted Operating Income and Adjusted EBITDA *See footnotes section for reference

Reconciliation of Proforma Net Income to Proforma Adjusted Operating Income Non-GAAP and Adjusted EBITDA Non-GAAP

$ in millions	Q122	Q222	Q322	Q422	FY 2022	Q123
Proforma Operating Income	$219.9	$201.9	$14.9	$143.8	$580.5	$13.5
Proforma Operating Income - as a % of proforma net sales	22.7 %	20.0 %	1.5 %	15.2 %	14.8 %	1.5 %
Wood treatment (net margin impact) [r*]	(7.4)	0.3	—	—	(7.1)	—
Charge for fair value write-up of acquired inventory sold [t*]	—	—	61.9	—	61.9	—
Goodwill impairment [a*]	—	—	—	—	—	88.9
Deal and transaction costs [b*]	17.3	12.1	31.9	0.3	61.6	3.0
Integration costs:						
Professional fees [c*]	0.7	9.5	11.4	13.7	35.3	12.0
Severance costs [d*]	—		4.0	2.3	6.3	1.4
Retention costs [e*]	—		1.5	0.5	2.0	1.3
Other costs [f*]	—	0.7	3.9	2.1	6.7	2.3
Contractual and non-cash integration costs						
CMC Retention [o*]	—	—	14.5	3.5	18.0	—
Stock-based compensation alignment [p*]	—	—	21.6	—	21.6	—
Change in control costs [q*]	—	—	22.3	—	22.3	—
Restructuring costs [g*]	—	—	—	—	—	11.2
Loss (Gain) on sale of business [h*]	—	—	—	(0.3)	(0.3)	13.6
Amortization of intangible assets [i*]	28.5	28.3	65.3	53.5	175.6	57.6
Other [j*]	(3.2)	—	—	—	(3.2)	—
Incremental depreciation expense [s*]	(7.0)	(7.0)	—	—	(14.0)	—
Proforma Operating Income - Non-GAAP	$248.8	$245.8	$253.2	$219.4	$967.2	$204.8
Proforma Non-GAAP Operating Income - as a % of proforma Non-GAAP net sales	26.0 %	24.3 %	25.5 %	23.2 %	24.7 %	22.2 %
Depreciation	47.8	48.2	45.2	41.9	183.1	46.8
Adjusted EBITDA	$296.6	$294.0	$298.4	$261.3	$1,150.3	$251.6
Adjusted EBITDA as a % of proforma Non-GAAP net sales	31.0%	29.1%	30.0%	27.6%	29.3%	27.3%

*See footnotes section for reference

30

Reconciliation of Proforma Net Income and Diluted EPS to Proforma Non-GAAP Net Income and Diluted Non-GAAP EPS

$ in millions, except per share data	**Q122**	**Q222**	**Q322**	**Q422**	**FY 2022**	**Q123**
Proforma Net Income (Loss)	$160.3	$140.1	$(73.8)	$57.5	$284.1	$(88.2)
Adjustments to Proforma Net Income (Loss):						
Charge for fair value write-up of acquired inventory sold [t*]	—	—	61.9	—	61.9	—
Goodwill impairment [a*]	—	—	—	—	—	89.0
Deal and transaction costs [b*]	17.3	12.1	31.9	0.3	61.6	3.0
Integration costs:						
Professional fees [c*]	0.7	9.5	11.4	13.7	35.3	12.0
Severance costs [d*]	—		4.0	2.3	6.3	1.4
Retention costs [e*]	—		1.5	0.5	2.0	1.3
Other costs [f*]	—	0.7	3.9	2.1	6.7	2.3
Contractual and non-cash integration costs						
CMC Retention [o*]	—	—	14.5	3.5	18.0	—
Stock-based compensation alignment [p*]	—	—	21.6	—	21.6	—
Change in control costs [q*]	—	—	22.3	—	22.3	—
Restructuring costs [g*]	—	—	—	—	—	11.2
Loss (Gain) on sale of business [h*]	—	—	—	—	—	13.6
Amortization of intangible assets [i*]	28.5	28.3	65.3	53.5	175.6	57.6
Loss on extinguishment of debt and modification [k*]	—	—	2.2	1.1	3.3	3.9
Infineum termination fee, net [l*]	—	—	—	—	—	(10.9)
Interest expense, net [m*]	4.7	22.7	2.4	—	29.8	—
Other [j*]	(3.2)	—	—	(0.3)	(3.5)	
Interest rate swap gain [v*]	—	(35.0)	—	—	(35.0)	—
Wood treatment (net margin affect) [r*]	(7.4)	0.3	—	—	(7.1)	—
Incremental interest expense [u*]	(62.3)	(62.3)	—	—	(124.6)	—
Incremental depreciation expense [s*]	(7.0)	(7.0)	—	—	(14.0)	—
Tax effect of adjustments to net income and discrete items [n*]	6.0	10.6	(41.5)	(9.6)	(34.5)	1.6
Proforma Non-GAAP net income	$137.6	$120.0	$127.6	$124.6	$509.8	$97.8
Diluted earnings per common share	$1.06	$0.93	$(0.50)	$0.38	$1.89	$(0.59)
Effect of adjustments to net income	$(0.15)	$(0.13)	$1.35	$0.45	$1.50	$1.24
Diluted non-GAAP earnings per common share	$0.91	$0.80	$0.85	$0.83	$3.39	$0.65
Weighted average diluted shares outstanding - Proforma	150.8	150.7	148.6	149.9	150.3	149.4
Weighted average diluted shares outstanding - Proforma Non-GAAP	150.8	150.7	149.7	149.9	150.3	150.4

*See footnotes section for reference

31

Entegris

32 Footnotes a. Non-cash impairment charges associated with goodwill. b. Non-recurring deal and transaction costs associated with the CMC acquisition and completed and announced divestitures. c. Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other vendors to assist us in integrating recent acquisitions into our operations. These fees arise outside of the ordinary course of our continuing operations. d. Represent severance charges resulting from cost saving initiatives from recent acquisitions. e. Represents retention charges related directly to the CMC acquisition and completed and announced divestitures, and are not part of our normal, recurring cash operating expenses. f. Represents other employee related costs and other costs incurred relating to the CMC acquisition and i completed and announced divestitures. These costs arise outside of the ordinary course of our continuing operations. g. Restructuring charges resulting from cost saving initiatives. h. Non-recurring loss from the sale of businesses. i. Non-cash amortization expense associated with intangibles acquired in acquisitions. j. Other miscellaneous adjustments. k. Non-recurring loss on extinguishment of debt and modification of our debt. l. Non-recurring gain from the termination fee with Infineum. m. Non-recurring interest costs related to the financing of the CMC acquisition. n. The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate for each respective year. o. Represents non-recurring costs associated with the CMC retention program that was agreed upon and set forth in the definitive acquisition agreement. p. Represents the non-cash incremental expense associated with adopting retirement vesting obligations on Entegris equity awards, similar to those of CMC equity awards. q. Relates to the CMC change in control agreements that were in place with management prior to the acquisition and the associated expense post-acquisition. r. The adjustment relates to removal of net sales or net margin related to CMC’s wood treatment business. Prior to the acquisition, CMC operated a wood treatment business, which manufactured and sold wood treatment preservatives for utility poles and crossarms. CMC exited this business during the first half of 2022, prior to our acquisition of CMC. The wood treatment business had no ongoing sales at the time of acquisition and removed for comparable purposes. s. Represents the preliminary pro forma adjustment to recognize changes to straight-line depreciation expense resulting from the fair value adjustments to acquired property, plant, and equipment. The preliminary fair value of the property, plant and equipment may not represent the actual value of the property, plant and equipment when the Merger is completed resulting in a potential difference in straight-line depreciation expense, and that difference may be material. t. Represents the additional cost of goods sold recognized in connection with the step-up of inventory valuation. Entegris will recognize the increased value of inventory in cost of sales as the inventory is sold, which for purposes of these pro forma presentation is assumed to occur within the first quarter of 2021 based on inventory turns and is non- recurring in nature. u. Interest expense on the new debt raised to fund in part the consideration paid to effect the Merger using the effective interest rates. v. The elimination of interest expense, net of the gain on the termination of two swap instruments which were terminated on June 24, 2022 associated with the extinguished CMC Materials’ debt outstanding.